Income Taxes	12 Months Ended
Dec. 31, 2019
Income Tax Disclosure [Abstract]
Income Taxes	Income Taxes
CNH Industrial N.V. and its subsidiaries have substantial worldwide operations. CNH Industrial N.V.’s subsidiaries incur tax obligations in the jurisdictions in which they operate. The Company’s provision (benefit) for income taxes as reported in its consolidated statements of operations for the year ended December 31, 2019 of $(271) million consists almost entirely of income taxes related to subsidiaries of CNH Industrial N.V.
The sources of income before taxes and equity in income of unconsolidated subsidiaries and affiliates for the years ended December 31, 2019, 2018, and 2017 are as follows:

	2019	2018	2017
	(in millions)
Parent country source	$(3)	$(6)	$(211)
Foreign sources	1,173	1,472	870
Income (loss) before taxes and equity in income of unconsolidated subsidiaries and affiliates	$1,170	$1,466	$659

The provision for income taxes for the years ended December 31, 2019, 2018 and 2017 consisted of the following:

	2019	2018	2017
	(in millions)

Current income taxes	$203	$353	$354
Deferred income taxes	(474)	64	103
Total income tax provision (benefit)	$(271)	$417	$457

CNH Industrial N.V. is incorporated in the Netherlands but is a tax resident of the United Kingdom ("U.K."). The reconciliation of the differences between the provision for income taxes and the statutory rate is presented on the basis of the weighted average of the U.K. statutory corporation tax rates in force over each of the Company’s calendar year reporting periods of 19.25% in 2017, 19% in 2018 and 19% in 2019. A reconciliation of CNH Industrial’s income tax expense for the years ended December 31, 2019, 2018 and 2017 is as follows:

	2019	2018	2017
	(in millions)
Tax provision at the parent statutory rate	$222	$278	$127
Foreign income taxed at different rates	79	102	94
Change in valuation allowance	(502)	31	166
Italian IRAP taxes	14	21	17
Tax contingencies	7	29	18
Tax credits and incentives	(88)	(66)	(48)
Venezuela remeasurement, and impairment and deconsolidation charges	—	—	18
Change in tax rate or law	(5)	(8)	46
Withholding taxes	2	7	6
Other	—	23	13
Total income tax provision (benefit)	$(271)	$417	$457

The effective tax rate reduction in 2019 was primarily caused by the Company reporting, during the three and nine month periods ending September 30, 2019, a $539 million discrete tax benefit associated with recognizing a substantial portion the deferred tax assets associated with its Italian operations, increased tax credit and incentive benefits associated with multiple jurisdictions in which the Company operates and a reduced impact of tax contingencies, which was also associated with multiple tax jurisdictions.
The effective tax rate reduction in 2018 was primarily caused by the difference in tax accruals attributable to the U.S. Tax Act and other tax law changes, a reduced negative impact of recording valuation allowances against certain of our deferred tax assets, a more favorable geographic mix of pre-tax earnings, and a reduced U.S. tax rate pursuant to the U.S. Tax Act. As described further below, during 2017 the Company reported provisional tax impacts associated with the U.S. Tax Act, which was enacted in December 2017. In 2018 and in accordance with Staff Accounting Bulletin No. 118, the Company finalized its accounting for the impacts of the U.S. Tax Act, which resulted in an $8 million tax benefit being reported during 2018. In addition, amongst other items, the U.S. Tax Act enacted a tax upon global intangible low tax income, a so-called GILTI tax. The Company has made a policy election to account for the GILTI tax as a current period cost, rather than under the deferred tax method.
During the last quarter of 2017, new tax legislation was enacted in several jurisdictions, primarily including the U.S. and the U.K. In connection with these legislative changes, the Company reported a $46 million tax expense related to the U.S. mandatory deemed repatriation tax and the write-down of deferred tax assets in the relevant jurisdictions. In addition, also in the last quarter of 2017, the Company established an $84 million valuation allowance against deferred tax assets in its U.K. operations as a result of new tax legislation in the U.K.
At December 31, 2019, undistributed earnings in certain subsidiaries outside the U.K. totaled approximately $5 billion for which no deferred tax liability has been recorded because the remittance of earnings from certain jurisdictions would incur no tax or such earnings are indefinitely reinvested. The Company has determined the amount of unrecognized deferred tax liability relating to the $5 billion undistributed earnings was approximately $68 million and attributable to foreign withholding taxes in certain jurisdictions. Further, the Company evaluated the undistributed earnings from its joint ventures in which it owned 50% or less and recorded $8 million of deferred tax liabilities as of December 31, 2019. The repatriation of undistributed earnings to the U.K. is generally exempt from U.K. income taxes under a full participation exemption.
Deferred Income Tax Assets and Liabilities
The components of net deferred tax assets as of December 31, 2019 and 2018 are as follows:

	2019	2018
	(in millions)
Deferred tax assets:
Inventories	$66	$104
Warranty and campaigns	170	192
Allowance for credit losses	155	163
Marketing and sales incentive programs	285	268
Other risk and future charges reserve	265	273
Pension, postretirement and postemployment benefits	253	237
Leasing liabilities	114	—
Research and development costs	311	420
Other reserves	347	393
Tax credits and loss carry forwards	677	616
Less: Valuation allowances	(993)	(1,626)
Total deferred tax assets	$1,650	$1,040
Deferred tax liabilities:
Property, plant and equipment	$523	$357
Other	165	206
Total deferred tax liabilities	688	563
Net deferred tax assets	$962	$477
Net deferred tax assets are reflected in the accompanying consolidated balance sheets as of December 31, 2019 and 2018 as follows:

	2019	2018
	(in millions)
Deferred tax assets	$1,134	$591
Deferred tax liabilities	(172)	(114)
Net deferred tax assets	$962	$477

Valuation Allowances
As of December 31, 2019, the Company has valuation allowances of $993 million against certain deferred tax assets, including tax loss carry forwards, tax credits and other deferred tax assets. These valuation allowances are primarily attributable to operations in Brazil, Germany, Italy and the U.K.
CNH Industrial has gross tax loss carry forwards in several tax jurisdictions. These tax losses expire as follows: $68 million in 2020; $122 million in 2021; $86 million in 2022; $123 million in 2023; $418 million in 2024 and beyond. CNH Industrial also has tax loss carry forwards of approximately $2 billion with indefinite lives. CNH Industrial has tax credit carry forwards. The years in which these tax credits expire are as follows: $1 million in 2023; and $53 million in 2024 and beyond.
Uncertain Tax Positions
The Company files income tax returns in multiple jurisdictions and is subject to examination by taxing authorities throughout the world. The Company has open tax years from 2009 to 2018. Due to the global nature of the Company’s business, transfer pricing disputes may arise and the Company may seek correlative relief through competent authority processes.
A reconciliation of the gross amounts of tax contingencies at the beginning and end of the year is as follows:

	2019	2018
	(in millions)

Balance, beginning of year	$268	$320
Additions based on tax positions related to the current year	26	22
Additions for tax positions of prior years	32	46
Reductions for tax positions of prior years	(32)	(60)
Reductions for tax positions as a result of lapse of statute	(14)	(24)
Settlements	(25)	(36)
Balance, end of year	$255	$268

As of December 31, 2019, there are $209 million of unrecognized tax benefits that if recognized would affect the effective tax rate.
The Company recognizes interest and penalties accrued related to tax contingencies as part of the income tax provision. During the years ended December 31, 2019, 2018 and 2017, the Company recognized expense of approximately $6 million, $13 million and $(1) million for income tax related interest and penalties, respectively. The Company had approximately $25 million, $21 million and $11 million of income tax related interest and penalties accrued at December 31, 2019, 2018 and 2017, respectively.